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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        JUNE 17, 1998
                                                            -------------

                                 FIRST USA BANK
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             (Exact name of registrant as specified in its charter)

          (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)



        DELAWARE                      333-24227                 76-0039224
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation or                                     Identification Number)
      organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                     19801
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(Address of principal executive offices)                        (Zip Code)


                                  302/594-4117
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               Registrant's telephone number, including area code


                                      N/A
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     (Former name, former address and former fiscal year, if changed since last report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.           Other Events

                  On June 17, 1998, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $600,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1998-3 and $54,300,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1998-3, each of the First USA Credit Card Master Trust. The series term sheet is attached hereto as
                  Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits

The following exhibit is filed as part of this report:

Exhibit 99.01 Series Term Sheet dated June 17, 1998, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificate of the First USA Credit Card Master Trust, Series 1998-3.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRST USA BANK
                                      As Servicer



                                      By:/s/ Rebekah Sayers
                                         ---------------------------------
                                             Rebekah Sayers
                                             Vice President


Date: June 17, 1998
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                                  EXHIBIT INDEX


Exhibit No.                   Description                        Page No.
-----------                   -----------                        --------

   99.01                 Series 1998-3 Term Sheet                    5
                         Dated June 17, 1998